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                                                                  EXHIBIT 3(i).2


                              STATE OF CALIFORNIA
                                 MARCH FONG EU
[STATE SEAL]                   SECRETARY OF STATE                      Form LP-2

                AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
        IMPORTANT--READ INSTRUCTIONS ON BACK BEFORE COMPLETING THIS FORM

      This Certificate is presented for filing pursuant to Section 15622,
                           California Corporate Code.

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1.  SECRETARY OF STATE FILE NO.         2.  NAME OF LIMITED PARTNERSHIP
    (ORIGINAL CERTIFICATE-FORM LP-1)
    8804800001                              Income Growth Partners, Ltd., X, a California limited partnership
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3.  THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE,
    IF NECESSARY).

    A. THE LIMITED PARTNERSHIP  NAME IS CHANGED TO:


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    B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:

       ADDRESS:
       CITY:                                              STATE:                   ZIP CODE:
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    C. CALIFORNIA OFFICE ADDRESS CHANGE:

       ADDRESS:
       CITY:                                              STATE:  CA               ZIP CODE:
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    D. GENERAL PARTNER ADDRESS CHANGE:

       NAME:
       ADDRESS:
       CITY:                                              STATE:                   ZIP CODE:
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    E. GENERAL PARTNER NAME CHANGE:

       OLD NAME:
       NEW NAME:
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    F. GENERAL PARTNER(S) WITHDRAWN:

       NAME: Michael D. Maurer
       NAME:
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   G. GENERAL PARTNER ADDED:

       NAME:
       ADDRESS:
       CITY:                                              STATE:                   ZIP CODE:
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    H. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:

       NAME:
       ADDRESS:
       CITY:                                              STATE: CA                ZIP CODE:
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    I. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, DISSOLUTION, CONTINUATION AND
       CANCELLATION IS CHANGED TO:

                                                                                /1/
                                                                     (PLEASE INDICATE NUMBER ONLY)
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    J. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGES(S).


                                                      NUMBER OF PAGES ATTACHED: /0/

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4.  IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED
    CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)    ============================
                                                                                                        |     THIS SPACE FOR FILING
       INCOME GROWTH MANAGEMENT, INC.                                                                   |     OFFICER USE
                                                                                                        |
By: /s/ David W. Maurer                                                                                 |
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SIGNATURE  David W. Maurer                      SIGNATURE                                               |         8804800001
                                                                                                        |
                                                                                                        |            FILED
President                                                                                               |
----------------------------------------        ----------------------------------------------          |     In the office of the
POSITION OR TITLE                  DATE         POSITION OR TITLE                       DATE            |      Secretary of State
                                                                                                        |       of the State of
                                                                                                        |         California
                                                                                                        |
                                                                                                        |         FEB 24, 1993
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SIGNATURE                                       SIGNATURE                                               |       /s/ March Fong Eu
                                                                                                        |
                                                                                                        |         MARCH FONG EU,
                                                                                                        |       Secretary of State
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POSITION OR TITLE                  DATE         POSITION OR TITLE                       DATE            |
                                                                                                        |
                                                                                                        |
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5. RETURN ACKNOWLEDGMENT TO:

NAME           Mr. Darryl O. Solberg
ADDRESS        McDonald, Hecht & Solberg
CITY           600 West Broadway, 8th Floor
STATE          San Diego, CA 92101
ZIP CODE
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SEC/STATE REV. 1/88
                                                             FORM LP-2 -- FILING FEE $15
                     [LOGO}                              Approved by the Secretary of State
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